UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

IMMUNIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36201	56-2358443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Avenue of the Americas, Suite 200

New York, NY 10036

USA

(Address of principal executive offices)

Registrant’s telephone number, including area code: (332) 255-9818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001	IMUX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. Yes ☐ No ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 4, 2025, Immunic, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). At the Meeting, the Company’s stockholders approved an amendment to the Company’s 2019 Omnibus Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of common stock authorized for issuance by 7,000,000 shares to a total of 26,448,871 shares (the “Amendment”).

A description of the material terms of the Amendment is set forth under the heading “Proposal Number 2 —To Approve an Amendment to the Existing 2019 Omnibus Plan” in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 22, 2025, which description is hereby incorporated into this Item 5.02 by reference. A copy of the Plan, as amended by the Amendment, is attached hereto as Exhibit 10.1 and is incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The total number of shares of common stock, par value $0.0001, entitled to vote at the Meeting was 95,817,536, and there were present at the Meeting, in person or by proxy, 61,229,143 shares, which constituted a quorum for the Meeting. At the Meeting, the stockholders voted:

(1) To elect Dr. Jörg Neermann, Ms. Tamar Howson, and Mr. Barclay Phillips as Class II Directors to serve until our 2028 annual meeting of stockholders and until their successors are duly elected and qualified;

(2) To approve the Amendment to the Plan; and

(3) To ratify the appointment of Baker Tilly US, LLP (“Baker Tilly”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025

The final results of the stockholders’ votes at the Meeting are set forth below:

Proposal 1: Election of Class II Directors

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Dr. Jörg Neermann	33,851,443	9,697,932	17,679,768
Ms. Tamar Howson	43,286,440	262,935	17,679,768
Mr. Barclay Phillips	43,286,030	263,345	17,679,768

Proposal 2: Approval of the Amendment to the Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,765,299	10,731,124	52,952	17,679,768

Proposal 3: Ratification of Appointment of Baker Tilly as Independent Registered Public Accounting Firm

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
60,427,763	517,037	284,343	-

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Immunic, Inc. 2019 Omnibus Equity Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 4, 2025	Immunic, Inc.

	By:	/s/ Daniel Vitt
Daniel Vitt
President and Chief Executive Officer